UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2007

VIA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27264	33-0687976
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Battery Street, Suite 330 San Francisco CA		94111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 283-2200

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background

This Form 8-K/A is an amendment to the Current Report on Form 8-K that VIA Pharmaceuticals, Inc. (formerly Corautus Genetics Inc.) (the “Company”) filed on June 6, 2007 to report under Item 2.01 the completion of the business combination of Corautus Genetics Inc. (“Corautus”) with VIA Pharmaceuticals, Inc. (“Old VIA”), in accordance with the terms of the Agreement and Plan of Merger and Reorganization among Corautus, Resurgens Merger Corp., a wholly-owned subsidiary of Corautus, and Old VIA, dated as of February 7, 2007, pursuant to which Old VIA became a wholly-owned subsidiary of Corautus (the “Merger”). Immediately following the consummation of the Merger on June 5, 2007, Old VIA was merged with and into Corautus, pursuant to which Corautus continued as the surviving corporation (the “Parent-Subsidiary Merger”). Immediately following the Parent-Subsidiary Merger, Corautus changed its name to “VIA Pharmaceuticals, Inc.” Following the closing of the Merger, the business conducted by the Company became the business conducted by Old VIA immediately prior to the closing of the Merger. The Company is filing this amendment to provide the (i) historical audited and unaudited financial information and (ii) unaudited pro forma financial information that it is required to file under Item 9.01 of Form 8-K, as listed below, in connection with the completion of the Merger transaction.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of Old VIA as of December 31, 2006 and 2005, and for the years ended December 31, 2006 and 2005, and for the periods from June 14, 2004 (date of inception) to December 31, 2004, and to December 31, 2006, including the report of its independent registered public accounting firm, Deloitte & Touche LLP, are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

The unaudited financial statements of Old VIA as of March 31, 2007 and for the three month period ended March 31, 2007 and 2006 are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

The business combination is treated as a reverse acquisition of assets and a recapitalization for accounting purposes. Therefore, Old VIA is deemed to be the acquiring company for accounting purposes and the financial statements of that entity have become the Company’s financial statements pursuant to accounting principles generally accepted in the United States of America.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements describing the pro forma effect of the business combination on the Company’s (i) unaudited statements of operations for the three months ended March 31, 2007 and the year ended December 31, 2006 and (ii) unaudited balance sheet as of March 31, 2007, are filed herewith as Exhibit 99.3 and are incorporated herein by reference.

(d)	Exhibits.

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIA PHARMACEUTICALS, INC.

Date: June 26, 2007	By:	/s/ James G. Stewart
James G. Stewart
	Title:	Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm to VIA Pharmaceuticals, Inc. Filed herewith.

99.1	The audited financial statements of old VIA Pharmaceuticals, Inc. as of December 31, 2006 and 2005, and for the years ended December 31, 2006 and 2005, and for the periods from June 14, 2004 (date of inception) to December 31, 2004, and to December 31, 2006, including the report of its independent registered public accounting firm, Deloitte & Touche LLP. Filed herewith.

99.2	Unaudited financial statements of old VIA Pharmaceuticals, Inc. as of March 31, 2007 and for the three month period ended March 31, 2007 and 2006. Filed herewith.

99.3	Unaudited pro forma condensed combined financial statements describing the pro forma effect of the business combination on VIA Pharmaceuticals, Inc. (formerly Corautus Genetics Inc.) (i) unaudited statements of operations for the three months ended March 31, 2007 and the year ended December 31, 2006 and (ii) unaudited balance sheet as of March 31, 2007. Filed herewith.